Exhibit 10.3(a) - Representation of  Purchase Order executed between Ford Motor
                  Company and Universal Ice Blast, Inc. on August 3, 2001. Confidential and proprietary information redacted.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                    ORIGINAL| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|                            |--------------------|----------------------------|
|                            |Origin: Carrier Seller's Plant |   08/03/2001    |
|Ford T & C Sharonville      |-------------------------------|-----------------|
| [**********]               |Collect                        |   11/21/2001    |
| [**********]               |-------------------------------|-----------------|
|                            |NET 15th and 30th Prox                           |
|Sharonville    OH   45241   |-------------------------------------------------|
|                            |By Destination Traffic            U.S. Dollar    |
|----------------------------|-------------------------------------------------|
|Universal Ice Blast  [****] |Taxes               |Ford Motor Company          |
|533 6th Street South        |See Buyer's Standard|Central Accounting Services |
|Kirkland, WA 98033          |Terms and Conditions| [**********]               |
|                            |Permit No 98000545  | [**********][**********]   |
|----------------------------|--------------------|----------------------------|
|------------------------------------------------------------------------------|
|Line No.*         Item No.*             Quantity*      UBI*       Unit Price  |
|------------------------------------------------------------------------------|
|[****] Plant Part # -[****]                 1          LO        54,700.0000  |
|       Engineering Design                                                     |
|------------------------------------------------------------------------------|
|Line No.*         Item No.*             Quantity*      UBI*       Unit Price  |
|[****] Plant Part # -[****]                 1          LO       227,480.0000  |


Automatic gear cleaning cell utiziling the Ice Blast process with rust inhibitor Applied after [****] checkers. -- Unit to clean the input gear [****] [************************************************************************]
[************************************************************************]
[******************************] engineering and one machine being purchased to prove the implementation readiness of this product before it is replicate
D, replacing the present gear cleaning equipment. Upon this proof of imple-mentation readiness a purchase order will be written for the additional units
To clean the remaining final drive gears [**********]
[**********]
Cell to clean part & dry it prior to the [****] gear checker. Rust inhibitor to be self contained with an internal blowoff supply. Conveyor system to be compatible to existing equipment. Applicable "ECPL" Placards must be affixed to units. Unit must be capable of operating on plant air pressure. Cycle time must be less than line control [**********************] part must conform to Eng'r. contamination specifications.

[************************************************************************]
[************************************************************************]
[******************************]


[******************************]
[**************************]
[**********************]

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                    ORIGINAL| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

     Electrical control to conform to Sharonville standards (Allen Bradley, Modicon).
     3 copies of all manuals to be included with the unit.
     [**********************]
     Unit to be manufactured to Ford's "General Machine Specification & Procurement Handbook."
     Unit to clean parts to specifications [**********************]
     [*****]
     Proof of performance specifications to prove implementation readiness will be developed during design of unit.


Implementation readiness (IR) acceptance criteria for Ice Blast cleaning process pilot
Approved as revised and issued date:  June 7, 2001 @ 1:30pm.
[*******************************]
[**********************************]
[************************************]
[*****************************************************************]

Purpose:
The purpose of the Ice Blast cleaning pilot is to demonstrate the application of this process in a production environment (at production rates and operating patterns) in order to: 1) achieve IR status, 2) assess overall benefits and risks, and 2) understand operation costs.

The specific goals of the pilot are to:
Confirm that the cleaning process eliminates the unscheduled downtime [***************************************************************]
[***************************************************************]
[**************************************************************]
[*****************************************************************]
Optimize gear-to-gear processing times to meet or exceed the overall line rate.
Achieve an ice crystal blast coverage pattern of sufficient density and consistency to completely clean all gear surfaces.
Develop and demonstrate a robust rust inhibitor spray application process following gear checking.
Document both overall equipment effectiveness (OEE) and equipment reliability and maintainability (ER&M) and confirm they compare favorably to the current process.
Confirm the ability of the process to deliver high quality cleaning over an extended period of time.
Understand the appropriate interval for master gear cleaning and for performing planned maintenance tasks.
Develop an implementation ready (IR) process, which can be replicated elsewhere within this and other Ford PTO plants.
Provide [******] with residue and contamination free gears to be built into the [*******************************]

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                    ORIGINAL| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

Proposed actions during IR study:
Engineer, build, run-off, launch and run a Universal Ice Blast (UIB) cleaning "Proof of Process Pilot" capable of consistently cleaning gears to a contamination and residue free condition. The proof of process pilot will consist of a single ice blast machine located in series [***] the [****]
[*****] washer and before the [*****] gear checker. A rust inhibitor spray booth will be installed [*****] the checker. The UIB machine will be capable of cleaning gears in place of the existing [*****] washer or simply used as a pass through devise following cleaning [*********************]. The overall UIB cycle time will be no more than 19 seconds in a fully automated single station fixture. The pilot study will operate on a 3 shifts per day, seven days per week [*****] for an estimated 3 months. [****][*****] IR milestone reviews will occur in the plant at monthly intervals during the evaluation period, with the concurrence of plant personnel, the ice blast cleaning process can be declared IR at any of these milestone reviews, at which point, this process will be Handed off to the plant to manage. Refer to STP "Chemistry Lab - ES Contamination Check" procedure.

Supplier run-off deliverables required for "Approval to Ship":
[*****] cleaned gears will be shipped back to STP for a contamination check [***************************************************************]
[****************************************************************]
[*****************************************************************]
[*****]. Note: the present plant standard "chemistry lab - ES Contamination Check" procedure will be used.
The OEE study shall simulate the actual operating conditions and patterns found at STP. The resulting OEE shall be equal to or greater than what is required by STP to meet already establish customer commitments.
The OEE study shall simulate the actual operating conditions and patterns found at STP. The resulting OEE shall be equal to or greater than what is required by STP to meet already established customer commitments.
The Ice Blast process shall not remove the in-jet identification mark previously applied by [*****] following [*****].

Supplier deliverables required during three month [*****] IR study prior to "final payment approval":
At launch, contamination checks are to occur [****************************] [*****]
All assignable cause variables resulting in process instability shall be documented once permanently eliminated.
Contamination checks shall occur [*****] till such time as the process can be demonstrated to be in long-term control.
Long-term capability must be maintained [****************************]
Daily first time through (FTT) pass rates must [*****] and be in statistical control and capable.
No gear surfaces shall be subjected to handling and/or processing damage.

The total amount of this purchase order is: $282,180.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                    ORIGINAL| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

Payment terms:
$54,700 upon receipt of approved drawings.
$113,740 upon shipment. If machine does not meet acceptance criteria (defined elsewhere in this purchase order) no further payment will be made.
$133,740 upon acceptance at the Sharonville plant.
Machine(s)-material is to be complete including electrical controls, hydraulics, pneumatics and motors (except those being furnished by the buyer) per technical data furnished in [***************] dated 11-3-00, and supplement dated 7-9-01.

All correspondence in connection with the purchase order must be directed to the attention of the buyer - indicated at the bottom of this purchase order.

Seller agrees that (i) in the manufacture and sale of supplies to buyer, seller shall comply with all applicable federal, state and local laws.

Executive orders, and regulations thereunder, including without limitation executive order no. [**********] as amended by executive order no. [**********] relating to equal opportunity, and the federal occupation safety and health act of 1970 (ii) the supplies sold by the seller to buyer shall conform to the requirements of such laws, orders and regulations, and (iii) this purchase order shall be deemed to incorporate by reference all the clauses required by the provisions of said laws, orders and regulations.

Machinery and/or equipment covered by this purchase order shall be designed and built in accordance with the machinery and equipment guidelines [************] as published by Ford Motor Company Engineering and Manufacturing Staff, the provisions of which are hereby incorporated by reference.

The cost of premium or overtime required by seller to meet the delivery or completion date(s) shown on this purchase order shall be borne by seller. In the event buyer shall request in writing, that such date(s) be advanced, buyer shall reimburse seller for the premium cost in complying with such requires, plus payroll taxes and insurance costs applicable with such request. No overhead, profit, or percentage fees will be allowed with respect thereto.

Seller shall make no alterations or additions to the work required by this purchase order for which additional compensation will be claimed by seller unless such alterations or additions are previously authorized in writing by the buyer. Seller shall submit in writing to buyer a quotation covering such proposed alterations or additions and thereafter shall not commence such work prior to receipt of the aforementioned authorization. Drawings which reflect such alterations or additions shall not by themselves constitute authorization to proceed with such work.

Visual inspection shall be made immediately upon receipt by seller of Ford furnished items, such as but not limited to, motors,

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                    ORIGINAL| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|


machine units and/or bases, hydraulic power units, tooling, cutting tools, perishable items, etc. It will be the responsibility of the seller to report all damages to the general services division [**********] and to request inspection by the carrier. Inspection report shall also be forwarded to said [**********] immediately.

Machinery and/or equipment is to be painted in accordance with the specifications and standards established by the appropriate manufacturing engineering or plant engineering department for the buyer's location for which such machinery and/or equipment is purchased.

Note: Form [**********] available from the buyer is made part of the terms and conditions of this purchase order. In those cases where this attachment may be in conflict with the terms and conditions appearing on the reverse side of this order the form [******] shall apply. All other provisions of seller's proposal, unless expressly set forth herein, are excluded from this purchase order.
********************************************************************************

********************************************************************************
* Seller is responsible for ensureing that control panels, personal computers, *
* electrical systems, and associated software comply to year 2000 requirements.*
* Specifically, that the aforementioned items date functions have the ability  *
* to transition to the year 2000 and beyond.                                   *
********************************************************************************
********************************************************************************
* All other terms and conditions of this order are based on Ford's global terms*
* and conditions as referenced on this purchase order. Any exemptions to Ford's*
* global terms and conditions must be approved in writing by the buyer.        *
********************************************************************************
********************************************************************************
* Seller shall understand and commit to Ford Motor Companies tier II minority  *
* sourcing objective of 5% by 2000.  The Ford minority supplier development    *
* (MSD) website, [***********] can be used to identify certified minority      *
* suppliers and the appropriate MSD business managers.                         *
********************************************************************************

Seller will sell and deliver the supplies and services specified herein in accordance with the buyer's standard terms and conditions [****************] Copies are available from buyer or at [***************************]

Do not invoice or transmit price advice. Ford's payment obligation is as specified in the purchase order. If price is not complete, contact buyer shown on the order, [***************************]
[************************************************************]
[*********************************************************]
[********]

                                                            Total:  $   282,180


                                    page 5 & 6 of 6

Exhibit 10.3(b) - Representation of Purchase Order Amendment executed between
                  Ford Motor Company and Universal Ice Blast, Inc. on January 11, 2002. Confidential and proprietary information redacted.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|Ford Motor Company, a       |                    |Blanket Order Number is     |
|  Delaware Corp             |                    |entered: [****************] |
|                            |--------------------|----------------------------|
|Ship to:                    |Origin: Carrier Seller's Plant |   01/11/2002    |
|Ford T & C Sharonville      |-------------------------------|-----------------|
| [**********]               |Collect                        |   11/21/2001    |
| [**********]               |-------------------------------|-----------------|
|                            |NET 15th and 30th Prox                           |
|Sharonville    OH   45241   |-------------------------------------------------|
|                            |By Destination Traffic            U.S. Dollar    |
|----------------------------|-------------------------------------------------|
|Universal Ice Blast  [****] |Taxes               |Ford Motor Company          |
|533 6th Street South        |See Buyer's Standard|Central Accounting Services |
|Kirkland, WA 98033          |Terms and Conditions| [**********]               |
|                            |Permit No 98000545  | [**********][**********]   |
|----------------------------|--------------------|----------------------------|
|------------------------------------------------------------------------------|
|Line No.*         Item No.*             Quantity*      UBI*       Unit Price  |
|------------------------------------------------------------------------------|
|[****] Plant Part # -[****]                 1 UN                 47,208.000000|
        Quantity          1             New item added by revision       [****]
        Unit of measure UN
        Price 47208.00000
        Power conveyor [*********************************************]
        [*********************************************]
        [*********************************************]
        [*********************************************]
        [*********************************************]
        [*********************************************]
        [*********************************************]
        [*********************************************]
        [*********************************************]

Implementation readiness (IR) acceptance criteria for Ice Blast Cleaning Process Pilot.
[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]





        [*********************************************]
        [*********************************************]
        [*********************************************]

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|


Purpose:
The purpose of the Ice Blast cleaning pilot is to demonstrate the application of this process in a production environment (at production rates and operating patterns) in order to: 1) achieve IR status 2) asses overall benefits and risks, and 3) understand operational costs.

[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
Develop an implementation ready (IR) process, which can be replicated elsewhere within this and other Ford PTO plants.
[************************************************************]
[*****************************************************************]

[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]
[*********************************************************]
[************************************************************]
[**********************************************************]
[*********************************************************]
[************************************************************]
[**********************************************************]
[*********************************************************]

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

Supplier run-off deliverables required for "approval to ship:
Thirty cleaned gears will be shipped back to STP for a contamination check average contamination levels for any [***] randomly selected gears must be [************************************************************]
[**********************************************************]
[*******] Note: the present plant standard "Chemistry Lab - ES Contamination Check" procedure will be used.
The OEE study shall simulate the actual operating conditions and patterns found at STP. The resulting OEE shall be equal to or greater than what is required by STP to meet already establish customer commitments.
The OEE study shall simulate the actual operating conditions and patterns found at STP. The resulting OEE shall be equal to or greater than what is required by STP to meet already established customer commitments. [************************************************************]
[**********************************************************]
Supplier deliverables required during three month STP IR study prior to "Final Payment Approval":
At launch, contamination checks are to occur [*****************************] [************************************************************]
[**********************************************************]
[*********************************************************]
Contamination checks shall occur [***] till such time as the process can be demonstrated to be in long-term control. [************************************************************]
[**********************************************************]
[*********************************************************]
No gear surfaces shall be subjected to handling and/or processing damage.

The total amount of this purchase order is:       $282,180.

Payment terms:
$54,700 upon receipt of approved drawings.
$113,740 upon shipment. If machine does not meet acceptance criteria (defined elsewhere in this purchase order) no further payment will be made.
$113,740 upon acceptance at the Sharonville plant.
Machine(s)-material is to be complete including electrical controls, hydraulics, pneumatics and motors (except those being furnished by the buyer) per technical data furnished in [***************] dated 11-3-00, and supplement dated 7-9-01.

All correspondence in connection with the purchase order must be directed to the attention of the buyer - indicated at the bottom of this purchase order.

Seller agrees that (i) in the manufacture and sale of supplies to buyer, seller shall comply with all applicable federal, state and local laws.

Executive orders, and regulations thereunder, including without limitation executive order no. [**********] as amended by executive order no. [**********] relating to equal opportunity, and the federal occupation safety and health act of 1970 (ii) the supplies sold

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

by the seller to buyer shall conform to the requirements of such laws, orders and regulations, and (iii) this purchase order shall be deemed to incorporate by reference all the clauses required by the provisions of said laws, orders and regulations.

Machinery and/or equipment covered by this purchase order shall be designed and built in accordance with the machinery and equipment guidelines [************] as published by Ford Motor Company Engineering and Manufacturing Staff, the provisions of which are hereby incorporated by reference.

The cost of premium or overtime required by seller to meet the delivery or completion date(s) shown on this purchase order shall be borne by seller. In the event buyer shall request in writing, that such date(s) be advanced, buyer shall reimburse seller for the premium cost in complying with such requires, plus payroll taxes and insurance costs applicable with such request. No overhead, profit, or percentage fees will be allowed with respect thereto.

Seller shall make no alterations or additions to the work required by this purchase order for which additional compensation will be claimed by seller unless such alterations or additions are previously authorized in writing by the buyer. Seller shall submit in writing to buyer a quotation covering such proposed alterations or additions and thereafter shall not commence such work prior to receipt of the aforementioned authorization. Drawings which reflect such alterations or additions shall not by themselves constitute authorization to proceed with such work.

Visual inspection shall be made immediately upon receipt by seller of Ford furnished items, such as but not limited to, motors, machine units and/or bases, hydraulic power units, tooling, cutting tools, perishable items, etc. It will be the responsibility of the seller to report all damages to the general services division [**********] and to request inspection by the carrier. Inspection report shall also be forwarded to said [**********] immediately.

Machinery and/or equipment is to be painted in accordance with the specifications and standards established by the appropriate manufacturing engineering or plant engineering department for the buyer's location for which such machinery and/or equipment is purchased.

Note: Form [**********] available from the buyer is made part of the terms and conditions of this purchase order. In those cases where this attachment may be in conflict with the terms and conditions appearing on the reverse side of this order the form [******] shall apply. All other provisions of seller's proposal, unless expressly set forth herein, are excluded from this purchase order.
********************************************************************************
Purchase Order Transportation Clause

Ford Motor Company has contracted [*******************] for north american based

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

Transportation management of all machinery, tooling and related equipment shipments that are invoiced as "collect" or "third party" to Ford Motor Company. The shipper must advise [****] the dimensions and weights of each shipment and notify them a minimum of three (3) days prior to shipment of "legal" loads, and five (5) days prior for shipments of "over-dimensional" loads.

********************************************************************************
********************************************************************************
* Seller is responsible for ensureing that control panels, personal computers, *
* electrical systems, and associated software comply to year 2000 requirements.*
* Specifically, that the aforementioned items date functions have the ability  *
* to transition to the year 2000 and beyond.                                   *
********************************************************************************
********************************************************************************
* All other terms and conditions of this order are based on Ford's global terms*
* and conditions as referenced on this purchase order. Any exemptions to Ford's*
* global terms and conditions must be approved in writing by the buyer.        *
********************************************************************************
********************************************************************************
* Seller shall understand and commit to Ford Motor Companies tier II minority  *
* sourcing objective of 5% by 2000.  The Ford minority supplier development    *
* (MSD) website, [***********] can be used to identify certified minority      *
* suppliers and the appropriate MSD business managers.                         *
********************************************************************************
********************************************************************************
* Supplier:                                                                    *
* This is a mandatory change to the purchase order, proceed with change,       *
* subject to price review by the buyer.  Provide the incremental effect to the *
* unit price, opposite each line item on this form.  Complete the              *
* [******************************************] grouping prices by line item and*
* return with this request for quotation.  To the requesting buyer at the above*
* address.                                                                     *
*            [**************************************************]              *
*            [**************************************************]              *
********************************************************************************

[************************************************************]
[**********************************************************]
Seller will sell and deliver the supplies and services specified herein in accordance with the buyer's standard terms and conditions [****************] Copies are available from buyer or at [***************************]

Do not invoice or transmit price advice. Ford's payment obligation is as specified in the purchase order. If price is not complete, contact buyer shown on the order, [***************************]
[************************************************************]
[********]
                                                            Total:  $47,208.00
Total order price changed from :   348,819 to    396,027.45


                                  page 5 & 6 of 6

Exhibit 10.3(c) - Representation of Purchase Order Amendment executed  between
                  Ford Motor Company and Universal Ice Blast, Inc. on January 11, 2002. Confidential and proprietary information redacted.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|Ford Motor Company, a       |                    |Blanket Order Number is     |
|  Delaware Corp             |                    |entered: [****************] |
|                            |--------------------|----------------------------|
|Ship to:                    |Origin: Carrier Seller's Plant |   01/11/2002    |
|Ford T & C Sharonville      |-------------------------------|-----------------|
| [**********]               |Collect                        |   11/21/2001    |
| [**********]               |-------------------------------|-----------------|
|                            |NET 15th and 30th Prox                           |
|Sharonville    OH   45241   |-------------------------------------------------|
|                            |By Destination Traffic            U.S. Dollar    |
|----------------------------|-------------------------------------------------|
|Universal Ice Blast  [****] |Taxes               |Ford Motor Company          |
|533 6th Street South        |See Buyer's Standard|Central Accounting Services |
|Kirkland, WA 98033          |Terms and Conditions| [**********]               |
|                            |Permit No 98000545  | [**********][**********]   |
|----------------------------|--------------------|----------------------------|
|------------------------------------------------------------------------------|
|Line No.*         Item No.*             Quantity*      UBI*       Unit Price  |
|------------------------------------------------------------------------------|
|[****] Plant Part # -[****]                 1 LO                 69,905.450000|
        Quantity changed from     1        to      1
        Unit of measure changed from       LO    to     LO
        Price   54700.00000     to price    69905.45000
        Engineering design additional eng'r. costs to modify original quote.
|------------------------------------------------------------------------------|
|Line No.*         Item No.*             Quantity*      UBI*       Unit Price  |
|------------------------------------------------------------------------------|
|[****] Plant Part # -[****]                 1 LO                278,914.000000|

        Quantity changed from     1        to      1
        Unit of measure changed from       LO    to     LO
        Price   227480.00000     to price    278914.00000
        Automatic gear cleaning cell utilizing the ice blast process with rust inhibitor applied after ITW checkers -Unit to clean the input gear 7f342 This purchase order is written as a result of an APN issued and received on 11/03/00 [******************************]
        It is being written in segments, engineering and one machine being purchased to prove the implementation readiness of this product before it is replicated, replacing the present gear cleaning equipment. Upon this proof of implementation readiness a purchase order will be written for the additional units to clean the remaining final drive gears [****] [*****************************************]




        [**********************************************]
        [***********************************************]

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

     Rust inhibitor to be self contained with an internal blowoff supply. Conveyor system to be compatible to existing equipment. Applicable "ECPL" Placards must be affixed to units. Unit must be capable of operating on plant air pressure. Cycle time must be less than line control [**********************] part must conform to Eng'r. contamination specifications. Electrical control to conform to Sharonville standards (Allen Bradley, Modicon).
     3 copies of all manuals to be included with the unit. [**********************]
     Unit to be manufactured to Ford's "General Machine Specification & Procurement Handbook."
     Unit to clean parts to specifications [**********************]
     [*****]
     Proof of performance specifications to prove implementation readiness will be developed during design of unit.
     Additional cost added to unit for changes to the rust inhibitor station per request of PROD. This requires addition equipment and conveyors.

IF Ford Motor Company (U.S.) or Visteon Corporation (U.S.) is the buyer, and seller is a U.S. entity in addition to the federal laws, rules and regulations identified in clause 25 of buyer's standard purchase order terms and conditions, seller shall also comply with executive order 13201 "Notification of employee rights concerning payment of union dues or fees".

Implementation readiness (IR) acceptance criteria for Ice Blast cleaning process Pilot
Approved as revised and issued date:  June 7, 2001 @ 1:30 pm
[************************************************************]
[**********************************************************]

Purpose:
The purpose of the Ice Blast cleaning pilot is to demonstrate the application of this process in a production environment (at production rates and operating patterns) in order to: 1) achieve IR status 2) asses overall benefits and risks, and 3) understand operational costs.

[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

Develop and demonstrate a robust rust inhibitor spray application process following gear checking.
Document both overall equipment effectiveness (OEE) and equipment reliability and maintainability (ER&M) and confirm they compare favorably to the current process.
Confirm the ability of the process to deliver high quality cleaning over an extended period of time.
Understand the appropriate interval for master gear cleaning and for performing planned maintenance tasks.
Develop an implementation ready (IR) process, which can be replicated elsewhere within this and other Ford PTO plants.
Provide [******] with residue and contamination free gears to be built into the [*******************************]

Proposed actions during IR study:
Engineer, build, run-off, launch and run a Universal Ice Blast (UIB) cleaning "Proof of Process Pilot" capable of consistently cleaning gears to a contamination and residue free condition. The proof of process pilot will consist of a single ice blast machine located in series [***] the [****]
[*****] washer and before the [*****] gear checker. A rust inhibitor spray booth will be installed [*****] the checker. The UIB machine will be capable of cleaning gears in place of the existing [*****] washer or simply used as a pass through devise following cleaning [*********************]. The overall UIB cycle time will be no more than 19 seconds in a fully automated single station fixture. The pilot study will operate on a 3 shifts per day, seven days per week [*****] for an estimated 3 months. [*****][****] IR milestone reviews will occur in the plant at monthly intervals during the evaluation period, with the concurrence of plant personnel, the ice blast cleaning process can be declared IR at any of these milestone reviews, at which point, this process will be Handed off to the plant to manage. Refer to STP "Chemistry Lab - ES Contamination Check" procedure.

Supplier run-off deliverables required for "Approval to Ship":
[*****] cleaned gears will be shipped back to STP for a contamination check [***************************************************************]
[****************************************************************]
[*****************************************************************]
[*****]. Note: the present plant standard "chemistry lab - ES Contamination Check" procedure will be used.
The OEE study shall simulate the actual operating conditions and patterns found at STP. The resulting OEE shall be equal to or greater than what is required by STP to meet already establish customer commitments.
The OEE study shall simulate the actual operating conditions and patterns found at STP. The resulting OEE shall be equal to or greater than what is required by STP to meet already established customer commitments.
The Ice Blast process shall not remove the in-jet identification mark previously applied by [*****] following [*****].

Supplier deliverables required during three month [*****] IR study prior to "final payment approval":

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

said laws, orders and regulations.

Machinery and/or equipment covered by this purchase order shall be designed and built in accordance with the machinery and equipment guidelines [************] as published by Ford Motor Company Engineering and Manufacturing Staff, the provisions of which are hereby incorporated by reference.

The cost of premium or overtime required by seller to meet the delivery or completion date(s) shown on this purchase order shall be borne by seller. In the event buyer shall request in writing, that such date(s) be advanced, buyer shall reimburse seller for the premium cost in complying with such requires, plus payroll taxes and insurance costs applicable with such request. No overhead, profit, or percentage fees will be allowed with respect thereto.

Seller shall make no alterations or additions to the work required by this purchase order for which additional compensation will be claimed by seller unless such alterations or additions are previously authorized in writing by the buyer. Seller shall submit in writing to buyer a quotation covering such proposed alterations or additions and thereafter shall not commence such work prior to receipt of the aforementioned authorization. Drawings which reflect such alterations or additions shall not by themselves constitute authorization to proceed with such work.

Visual inspection shall be made immediately upon receipt by seller of Ford furnished items, such as but not limited to, motors, machine units and/or bases, hydraulic power units, tooling, cutting tools, perishable items, etc. It will be the responsibility of the seller to report all damages to the general services division [**********] and to request inspection by the carrier. Inspection report shall also be forwarded to said [**********] immediately.

Machinery and/or equipment is to be painted in accordance with the specifications and standards established by the appropriate manufacturing engineering or plant engineering department for the buyer's location for which such machinery and/or equipment is purchased.

Note: Form [**********] available from the buyer is made part of the terms and conditions of this purchase order. In those cases where this attachment may be in conflict with the terms and conditions appearing on the reverse side of this order the form [******] shall apply. All other provisions of seller's proposal, unless expressly set forth herein, are excluded from this purchase order.
********************************************************************************
Purchase Order Transportation Clause

Ford Motor Company has contracted [*******************] for north american based transportation management of all machinery, tooling and related equipment shipments that are invoiced as "collect" or "third party" to Ford Motor Company. The shipper must advise [****] the dimensions

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

Seller shall make no alterations or additions to the work required by this purchase order for which additional compensation will be claimed by seller unless such alterations or additions are previously authorized in writing by the buyer. Seller shall submit in writing to buyer a quotation covering such proposed alterations or additions and thereafter shall not commence such work prior to receipt of the aforementioned authorization. Drawings which reflect such alterations or additions shall not by themselves constitute authorization to proceed with such work.

Visual inspection shall be made immediately upon receipt by seller of Ford furnished items, such as but not limited to, motors, machine units and/or bases, hydraulic power units, tooling, cutting tools, perishable items, etc. It will be the responsibility of the seller to report all damages to the general services division [**********] and to request inspection by the carrier. Inspection report shall also be forwarded to said [**********] immediately.

Machinery and/or equipment is to be painted in accordance with the specifications and standards established by the appropriate manufacturing engineering or plant engineering department for the buyer's location for which such machinery and/or equipment is purchased.

Note: Form [**********] available from the buyer is made part of the terms and conditions of this purchase order. In those cases where this attachment may be in conflict with the terms and conditions appearing on the reverse side of this order the form [******] shall apply. All other provisions of seller's proposal, unless expressly set forth herein, are excluded from this purchase order.
********************************************************************************
Purchase Order Transportation Clause
[**********************************************************]
[*********************************************************]
[************************************************************]
[*****************************************************************]
[**********************************************************]
[**********************************]
[******************************]
[****************************]
[*****************************]

********************************************************************************

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|


********************************************************************************
* Seller is responsible for ensureing that control panels, personal computers, *
* electrical systems, and associated software comply to year 2000 requirements.*
* Specifically, that the aforementioned items date functions have the ability  *
* to transition to the year 2000 and beyond.                                   *
********************************************************************************
********************************************************************************
* All other terms and conditions of this order are based on Ford's global terms*
* and conditions as referenced on this purchase order. Any exemptions to Ford's*
* global terms and conditions must be approved in writing by the buyer.        *
********************************************************************************
********************************************************************************
* Seller shall understand and commit to Ford Motor Companies tier II minority  *
* sourcing objective of 5% by 2000.  The Ford minority supplier development    *
* (MSD) website, [***********] can be used to identify certified minority      *
* suppliers and the appropriate MSD business managers.                         *
********************************************************************************
********************************************************************************
* Supplier:                                                                    *
* This is a mandatory change to the purchase order, proceed with change,       *
* subject to price review by the buyer.  [**********************************]  *
*            [**************************************************]              *
*            [**************************************************]              *
*            [**************************************************]              *
*            [**************************************************]              *
********************************************************************************

[************************************************************]
[**********************************************************]

[**********************] deliver the supplies and services specified herein in accordance with the buyer's standard terms and conditions [****************] [*********************************************]

Do not invoice or transmit price advice. Ford's payment obligation is as specified in the purchase order. If price is not complete, contact buyer shown on the order, [***************************]
[************************************************************]
[********]

                                                            Total:  $348,819.45

Total order price changed from :   329,388.00 to    396,027.45







                                  page 6 & 7 of 7

Exhibit 10.3(d) - Representation of Purchase Order Amendment executed  between
                  Ford Motor Company and Universal Ice Blast, Inc. on April 24, 2002. Confidential and proprietary information redacted.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|Ford Motor Company, a       |                    |Blanket Order Number is     |
|  Delaware Corp             |                    |entered: [****************] |
|                            |--------------------|----------------------------|
|Ship to:                    |Origin: Carrier Seller's Plant |   04/24/2002    |
|Ford T & C Sharonville      |-------------------------------|-----------------|
| [**********]               |Collect                        |   04/11/2002    |
| [**********]               |-------------------------------|-----------------|
|                            |NET 15th and 30th Prox                           |
|Sharonville    OH   45241   |-------------------------------------------------|
|                            |By Destination Traffic            U.S. Dollar    |
|----------------------------|-------------------------------------------------|
|Universal Ice Blast  [****] |Taxes               |Ford Motor Company          |
|533 6th Street South        |See Buyer's Standard|Central Accounting Services |
|Kirkland, WA 98033          |Terms and Conditions| [**********]               |
|                            |Permit No 98000545  | [**********][**********]   |
|----------------------------|--------------------|----------------------------|
|------------------------------------------------------------------------------|
|Line No.*         Item No.*             Quantity*      UBI*       Unit Price  |
|------------------------------------------------------------------------------|
|[****] Plant Part # -[****]                 1 LO                 10,443.150000|
        Quantity          1             New item added by revision
        Unit of measure LO
        Price 10443.15000
        [*************************************************************]
        [*********************************************]

IF Ford Motor Company (U.S.) or Visteon Corporation (U.S.) is the buyer, and seller is a U.S. entity in addition to the federal laws, rules and regulations identified in clause 25 of buyer's standard purchase order terms and conditions, seller shall also comply with executive order 13201 "Notification of employee rights concerning payment of union dues or fees".

Implementation readiness (IR) acceptance criteria for Ice Blast cleaning process Pilot
Approved as revised and issued date:  June 7, 2001 @ 1:30 pm
[************************************************************]
[**********************************************************]
[************************************************************]
[**********************************************************]

Purpose:
The purpose of the Ice Blast cleaning pilot is to demonstrate the application of this process in a production environment (at production rates and operating patterns) in order to: 1) achieve IR status 2) asses overall benefits and risks, and 3) understand operational costs.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

The specific goals of the pilot are to:
Confirm that the cleaning process eliminates the unscheduled downtime [***************************************************************]
[***************************************************************]
[**************************************************************]
[*****************************************************************]
Optimize gear-to-gear processing times to meet or exceed the overall line rate.
Achieve an ice crystal blast coverage pattern of sufficient density and consistency to completely clean all gear surfaces.
Develop and demonstrate a robust rust inhibitor spray application process following gear checking.
Document both overall equipment effectiveness (OEE) and equipment reliability and maintainability (ER&M) and confirm they compare favorably to the current process.
Confirm the ability of the process to deliver high quality cleaning over an extended period of time.
Understand the appropriate interval for master gear cleaning and for performing planned maintenance tasks.
Develop an implementation ready (IR) process, which can be replicated elsewhere within this and other Ford PTO plants.
Provide [******] with residue and contamination free gears to be built into the [*******************************]

Proposed actions during IR study:
Engineer, build, run-off, launch and run a Universal Ice Blast (UIB) cleaning "Proof of Process Pilot" capable of consistently cleaning gears to a contamination and residue free condition. The proof of process pilot will consist of a single ice blast machine located in series [***] the [****]
[*****] washer and before the [*****] gear checker. A rust inhibitor spray booth will be installed [*****] the checker. The UIB machine will be capable of cleaning gears in place of the existing [*****] washer or simply used as a pass through devise following cleaning [*********************]. The overall UIB cycle time will be no more than 19 seconds in a fully automated single station fixture. The pilot study will operate on a 3 shifts per day, seven days per week [*****] for an estimated 3 months. [*****][****] IR milestone reviews will occur in the plant at monthly intervals during the evaluation period, with the concurrence of plant personnel, the ice blast cleaning process can be declared IR at any of these milestone reviews, at which point, this process will be handed off to the plant to manage. Refer to STP "Chemistry Lab - ES Contamination Check" procedure.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

Supplier run-off deliverables required for "Approval to Ship":
[*****] cleaned gears will be shipped back to STP for a contamination check [***************************************************************]
[****************************************************************]
[*****************************************************************]
[*****]. Note: the present plant standard "chemistry lab - ES Contamination Check" procedure will be used.
The OEE study shall simulate the actual operating conditions and patterns found at STP. The resulting OEE shall be equal to or greater than what is required by STP to meet already establish customer commitments.
The OEE study shall simulate the actual operating conditions and patterns found at STP. The resulting OEE shall be equal to or greater than what is required by STP to meet already established customer commitments.
The Ice Blast process shall not remove the in-jet identification mark previously applied by [*****] following [*****].

Supplier deliverables required during three month [*****] IR study prior to "final payment approval":
At launch, contamination checks are to occur [****************************] [*****]
All assignable cause variables resulting in process instability shall be documented once permanently eliminated.
Contamination checks shall occur [*****] till such time as the process can be demonstrated to be in long-term control.
Long-term capability must be maintained [****************************]
Daily first time through (FTT) pass rates must [*****] and be in statistical control and capable.
No gear surfaces shall be subjected to handling and/or processing damage.

The total amount of this purchase order is: $282,180.

Payment terms:
$54,700 upon receipt of approved drawings.
$113,740 upon shipment. If machine does not meet acceptance criteria (defined elsewhere in this purchase order) no further payment will be made.
$133,740 upon acceptance at the Sharonville plant.
Machine(s)-material is to be complete including electrical controls, hydraulics, pneumatics and motors (except those being furnished by the buyer) per technical data furnished in seller's proposal[****************************************]

All correspondence in connection with the purchase order must be directed to the attention of the buyer - indicated at the bottom of this purchase order.
Seller agrees that (i) in the manufacture and sale of supplies to buyer, seller shall comply with all applicable federal, state and local laws.
Executive orders, and regulations thereunder, including without limitation executive order no. [**********] as amended by executive order no. [**********] relating to equal opportunity, and the federal occupation safety and health act of 1970 (ii) the supplies sold by the seller to buyer shall conform to the requirements of such laws, orders and regulations, and (iii) this purchase order shall be deemed to incorporate by reference all the clauses required by the provisions of said laws, orders and regulations.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

Machinery and/or equipment covered by this purchase order shall be designed and built in accordance with the machinery and equipment guidelines [************] as published by Ford Motor Company Engineering and Manufacturing Staff, the provisions of which are hereby incorporated by reference.

The cost of premium or overtime required by seller to meet the delivery or completion date(s) shown on this purchase order shall be borne by seller. In the event buyer shall request in writing, that such date(s) be advanced, buyer shall reimburse seller for the premium cost in complying with such requires, plus payroll taxes and insurance costs applicable with such request. No overhead, profit, or percentage fees will be allowed with respect thereto.

Seller shall make no alterations or additions to the work required by this purchase order for which additional compensation will be claimed by seller unless such alterations or additions are previously authorized in writing by the buyer. Seller shall submit in writing to buyer a quotation covering such proposed alterations or additions and thereafter shall not commence such work prior to receipt of the aforementioned authorization. Drawings which reflect such alterations or additions shall not by themselves constitute authorization to proceed with such work.

Visual inspection shall be made immediately upon receipt by seller of Ford furnished items, such as but not limited to, motors, machine units and/or bases, hydraulic power units, tooling, cutting tools, perishable items, etc. It will be the responsibility of the seller to report all [*************] [***************************************************************]
[****************************************************************]

Machinery and/or equipment is to be painted in accordance with the specifications and standards established by the appropriate manufacturing engineering or plant engineering department for the buyer's location for which such machinery and/or equipment is purchased.

Note: Form [**********] available from the buyer is made part of the terms and conditions of this purchase order. In those cases where this attachment may be in conflict with the terms and conditions appearing on the reverse side of this order the form [******] shall apply. All other provisions of seller's proposal, unless expressly set forth herein, are excluded from this purchase order.
********************************************************************************
Purchase Order Transportation Clause

Ford Motor Company has contracted [*******************] for north american based Transportation management of all machinery, tooling and related equipment shipments that are invoiced as "collect" or "third party" to Ford Motor Company. The shipper must advise [****] the dimensions and weights of each shipment and notify them a minimum of three (3) days prior to shipment of "legal" loads, and five (5) days prior for shipments of "over-dimensional" loads.

|                    PURCHASE|-------------------------------------------------|
|FORD MOTOR COMPANY  ORDER   |*These items must appear on all shipping and     |
|                   AMENDMENT| billing documents.                              |
|                            |-------------------------------------------------|
|                            |Blanket Order Number|Purchase Order Number or    |
|                            |                    |Release Authorization when  |
|                            |                    |Blanket Order Number is     |
|                            |                    |entered: [****************] |
|----------------------------|--------------------|----------------------------|

********************************************************************************
********************************************************************************
* Seller is responsible for ensureing that control panels, personal computers, *
* electrical systems, and associated software comply to year 2000 requirements.*
* Specifically, that the aforementioned items date functions have the ability  *
* to transition to the year 2000 and beyond.                                   *
********************************************************************************
********************************************************************************
* All other terms and conditions of this order are based on Ford's global terms*
* and conditions as referenced on this purchase order. Any exemptions to Ford's*
* global terms and conditions must be approved in writing by the buyer.        *
********************************************************************************
********************************************************************************
* Seller shall understand and commit to Ford Motor Companies tier II minority  *
* sourcing objective of 5% by 2000.  The Ford minority supplier development    *
* (MSD) website, [***********] can be used to identify certified minority      *
* suppliers and the appropriate MSD business managers.                         *
********************************************************************************
********************************************************************************
* Supplier:                                                                    *
* This is a mandatory change to the purchase order, proceed with change,       *
* subject to price review by the buyer.  Provide the incremental effect to the *
* unit price, opposite each line item on this form.  Complete the              *
* [******************************************] grouping prices by line item and*
* return with this request for quotation.  To the requesting buyer at the above*
* address.                                                                     *
*            [**************************************************]              *
*            [**************************************************]              *
********************************************************************************

[************************************************************]
[**********************************************************]

Seller will sell and deliver the supplies and services specified herein in accordance with the buyer's standard terms and conditions [****************] Copies are available from buyer or at [***************************]

Do not invoice or transmit price advice. Ford's payment obligation is as specified in the purchase order. If price is not complete, contact buyer shown on the order, [***************************]
[************************************************************]
[********]
                                                            Total:  $10,443.15
Total order price changed from :   396,027.45 to    406,470.60







                                  page 5 & 6 of 6